Investments	12 Months Ended
Dec. 31, 2014
Investments [Abstract]
Investments [Text Block]
Note 6 – Investments
Investments accounted for using the equity method consist of:

	December 31,
	2014	2013
	(Millions)
Appalachia Midstream Investments (2)	$3,033	$—
Delaware Basin gas gathering system – 50% (2)	1,478	—
UEOM – 49% (2)	1,411	—
Discovery – 60% (1)	602	527
Laurel Mountain – 69% (1)	459	481
OPPL – 50%	453	452
Caiman II – 58% (1)	432	256
Gulfstream – 50%	317	333
Other	214	138
	$8,399	$2,187
____________

(1)
We account for these investments under the equity method due to the significant participatory rights of our partners such that we do not control or are otherwise not the primary beneficiary of the investments.

(2)
These are Pre-merger ACMP investments. The Appalachia Midstream Investments include investments in 11 different gathering systems in the Marcellus Shale. Ownership interests range from 33.75 percent to 67.50 percent, resulting in an overall approximate average interest of 45 percent. For those investments where we own in excess of 50 percent, we apply the equity-method of accounting due to the significant participation rights of our partners such that we do not control. (See Note 1 – General, Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies.)

We have differences between the carrying value of our equity-method investments and the underlying equity in the net assets of the investees of $3.7 billion at December 31, 2014. This difference primarily relates to our investments in Appalachian Midstream Investments, Delaware Basin gas gathering system, and UEOM resulting from property, plant, and equipment, as well as customer-based intangible assets and goodwill. (See Note 2 – Acquisitions.)

Equity earnings (losses) in 2014 includes $146 million of equity earnings for the last six months of the year from equity-method investments of Pre-merger ACMP, partially offset by $49 million of noncash amortization of the difference between the cost of our investment and our underlying share of the net assets (See Note 2 - Acquisitions).
We generally fund our portion of significant expansion or development projects of these investees through additional capital contributions. As of December 31, 2014, our proportionate share of amounts remaining to be spent for specific capital projects already in progress for Discovery and Laurel Mountain totaled $98 million and $92 million, respectively. See the table below for significant contributions.

	Years Ended December 31,
	2014	2013	2012
	(Millions)
Caiman II	$175	$192	$69
Discovery	106	193	169
Appalachia Midstream Investments	84	—	—
UEOM	57	—	—
Delaware Basin gas gathering system	20	—	—
Laurel Mountain	12	42	174

The organizational documents of entities in which we have an equity-method interest generally require distribution of available cash to members on a quarterly basis. Dividends and distributions, including those presented below, received from companies accounted for by the equity method of accounting were $344 million, $154 million, and $172 million in 2014, 2013, and 2012, respectively. These transactions reduced the carrying value of our investments. These dividends and distributions primarily included:

	Years Ended December 31,
	2014	2013	2012
	(Millions)
Appalachia Midstream Investments	$120	$—	$—
Gulfstream	81	81	78
Laurel Mountain	39	—	—
Discovery	36	12	21
OPPL	27	27	28
Aux Sable Liquid Products L.P.	15	20	28

Summarized Financial Position and Results of Operations of All Equity-Method Investments

	December 31,
	2014	2013
	(Millions)
Assets (liabilities):
Current assets	$599	$412
Noncurrent assets	9,135	5,956
Current liabilities	(850)	(264)
Noncurrent liabilities	(954)	(1,305)

	Years Ended December 31,
	2014	2013	2012
	(Millions)
Gross revenue	$1,623	$1,333	$1,213
Operating income	534	367	378
Net income	460	291	309